                                                                    EXHIBIT 99.4

                          ALPHA NATURAL RESOURCES, LLC
                     ALPHA NATURAL RESOURCES CAPITAL CORP.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
              TENDER OF ALL OUTSTANDING 10% SENIOR NOTES DUE 2012
                                IN EXCHANGE FOR
           AN EQUAL AMOUNT OF THE ISSUERS' 10% SENIOR NOTES DUE 2012
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

     Registered holders of outstanding 10% Senior Notes due 2012 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 10% Senior Notes due 2012, which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wells Fargo Bank, National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer -- Procedures for
Tendering Outstanding Notes" in the Prospectus dated           , 2005 of Alpha
Natural Resources, LLC and Alpha Natural Resources Capital Corp. relating to the Exchange Offer.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                     WELLS FARGO BANK, NATIONAL ASSOCIATION

 By Registered or Certified Mail    By Overnight Courier or Regular            By Hand Delivery
                                                 Mail:
      Wells Fargo Bank, N.A.             Wells Fargo Bank, N.A.             Wells Fargo Bank, N.A.
    Corporate Trust Operations         Corporate Trust Operations          Corporate Trust Services
          MAC N9303-121                      MAC N9303-121                   608 2nd Avenue South
          P.O. Box 1517                  6th & Marquette Avenue        Northstar East Building -- 12th
      Minneapolis, MN 55480              Minneapolis, MN 55479           Floor Minneapolis, MN 55402

                           By Facsimile Transmission:

                           Facsimile: (612) 667-6282

                            To Confirm by Telephone:

                           Telephone: (800) 344-5128

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders for exchange to the Issuers the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

---------------------------------------------------------------------------------------------------------------------
                                                   NAME AND ADDRESS OF    CERTIFICATE NUMBER(S)
                                                   REGISTERED HOLDER AS   OF OUTSTANDING NOTES
                                                    IT APPEARS ON THE     TENDERED (OR ACCOUNT     PRINCIPAL AMOUNT
                                                    OUTSTANDING NOTES        NUMBER AT BOOK-        OF OUTSTANDING
            NAME OF TENDERING HOLDER                  (PLEASE PRINT)         ENTRY FACILITY)        NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                            PLEASE COMPLETE AND SIGN

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

--------------------------------------------------------------------------------
             (PLEASE TYPE OR PRINT NAME(S) OF REGISTERED HOLDER(S))

Dated: ------------------------------ , 2005

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                     (DAYTIME AREA CODE AND TELEPHONE NO.)

[ ] Check this Box if the Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company.

Account Number:
--------------------------------------------------------------------------------

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature medallion program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4(b)(2) under the Exchange Act, (b) represents that the tender of those Outstanding Notes complies with Rule 14e-4, and (c) guarantees to deliver to the Exchange Agent, at its address set forth in the Notice of Guaranteed Delivery, the certificates representing all tendered Outstanding Notes, in proper form for transfer, or a book-entry confirmation (a confirmation of a book-entry transfer of the Outstanding Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three (3) New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------
                                   (ZIP CODE)

Area Code and Tel. No.:
                        --------------------------------------------------------
Name:
      --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
       -------------------------------------------------------------------------

Dated: -------------------------, 200

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1.  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

     A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover page hereof prior to the Expiration Date of the Exchange Offer. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holders and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holders use properly insured, registered mail with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal. No notice of Guaranteed Delivery should be sent to the Issuers.

2.  SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

     If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signatures must correspond with the name(s) written on the face of the Outstanding Notes without alteration, addition, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appear(s) on the Outstanding Notes without alteration, addition, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

3.  QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.